U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 28, 2003

                              EAGLE BROADBAND, INC.

               (Exact Name of Registrant as Specified in Charter)

                                      TEXAS
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                               0-20011 76-0494995
          (Commission File Number) (I.R.S. Employer Identification No.)

                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
           (Address of principal executive offices including zip code)

                                 (281) 538-6000
              (Registrant's telephone number, including area code)

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ITEM 5. REGULATION FD DISCLOSURE

Eagle Broadband announced that Mr. Manny Carter's status has been changed from employee to contract consultant for personal reasons. In this capacity, he continues to serve as company contact with customers and work on significant projects such as the STB and Orb'Phone programs.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EAGLE BROADBAND, INC.


                               /s/ Dr. H. Dean Cubley
                               ----------------------------------
                               Dr. H. Dean Cubley
                               Chairman and CEO


DATE:  April 28, 2003


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